PACE® Select Advisors Trust

October 4, 2022

Supplement to the prospectuses relating to Class A and Class Y shares, Class P shares and Class P2 shares (collectively, the "Prospectuses") and the Statement of Additional Information (the "SAI"), each dated November 26, 2021, as supplemented.

Includes:

• PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information for PACE Alternative Strategies Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust"). At the recommendation of UBS Asset Management (Americas) Inc., the fund's manager, the Trust's Board of Trustees has terminated First Quadrant, LLC as subadvisor to the fund, effective as of the close of business on September 21, 2022.

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

All references to "First Quadrant, LLC" or "First Quadrant" as a subadvisor to PACE Alternative Strategies Investments in the Prospectuses and SAI are hereby deleted.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1194